ChromaDex

# ChromaDex Earnings Conference Call Second Quarter 2018



**Frank Jaksch** – Co-Founder /Executive Chairman

**Rob Fried** – CEO

**Kevin Farr** - CFO

Nasdaq: **CDXC** | August 9, 2018

ChromaDex TRU NIAGEN

# Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2018 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 30, 2017, filed with the Securities and Exchange Commission (the "Commission") on March 15, 2018. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

## About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude certain inventory write-off for adjusted gross margin and exclude interest, tax, depreciation, amortization and share-based compensation for adjusted EBITDA. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

## FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

ChromaDex TRU NIAGEN

# Science Continues to Expand

- 22 human studies on nicotinamide riboside in various stages
- The University of Copenhagen and Aarhus University Hospital
  - Long-term safety
  - NIAGEN effectively increases NAD levels
  - Potential for improvement in liver health
- 156 MTAs signed with research institutes and Universities around the world

# Recent Peer-Reviewed Publications

- **eLIFE** – Davila(Baur) – *"Nicotinamide adenine dinucleotide is transported into mammalian mitochondria" – June 2018*
- **Free Radical Biology Medicine** – Hong – *"Administration of nicotinamide riboside prevents oxidative stress and organ" – June 2018*
- **Cell Reports** – Schondorf – *"The NAD+ Precursor Nicotinamide Riboside Rescues Mitochondrial Defects and Neuronal Loss in of Parkinson's Disease" – June 2018*
- **ALN** – Moon – *"Rejuvenating Aged Hematopoietic Stem Cells Through Improvement of Mitochondrial Function" – May 2018*
- **Endocrine Society** – Lavery – *"Targeting NAD+ in metabolic disease; new insights into an old molecule" – May 2018*
- **Circulation** – Diguet – *"Nicotinamide Riboside Preserves Cardiac Function in a Mouse Model of Dilated Cardiomyopathy" – May 2018*

# Growth of TRU NIAGEN exceeds plan

- **TRU NIAGEN sales show strong growth**
  - Net sales were up 85%
  - TRU NIAGEN accounted for 66% of total NIAGEN-related sales vs. 7% last year
  - E-commerce sales of TRU NIAGEN in the U.S. compounding at over 25% month/month

- **NIAGEN-Related sales up 168% Year-over-Year Q2'18 vs. Q2'17**
  - Represented 73% of second quarter sales compared to 50% in the second quarter of 2017

# Building a Global Brand


PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
SINGAPORE
Watsons
NEW ZEALAND
Matakana Superfoods
September 2018
UNITED
KINGDOM
Amazon
Expect
GERMANY & TURKEY
Second Half of 2018
PARTNERSHIPS

# Management Team

**Rob Fried** – *Chief Executive Officer*
Board member since 2015, President, CEO and Director of Ideation Acquisition Corp. 2009-2011, Founder and CEO of Feeln 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

**Frank Jaksch** - *Executive Chairman*
Co-founded ChromaDex in 2000

**Kevin Farr** – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

**Mark Friedman** – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

**Troy Rhonemus** – *Executive Vice President*
Former Business Process Manager, Cargill, Inc. 2006-2013

**Ben Shichman** – *Chief Technology Officer*
Over 25 years of rapidly growing software and ecommerce companies

**Amy Boileau** – *VP – Research and Development*
Former Regulatory Affairs, Abbott 2013-2016

**Lisa Bratkovich – *Chief Marketing Officer*** **New**
**Former SVP of Marketing, Guthy|Renker 2001-2016**

**David Burns – *Vice President - Marketing*** **New**
**Former VP of Digital Acquisition, Guthy|Renker 2012-2018**

# Financial Highlights

# 2016 - 2018 YTD Net Sales Summary

| Description | 2016 | 2017 | | | | | 2018 | |
|---|---|---|---|---|---|---|---|---|
| | FY | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 |
| Ecommerce | | 0.0 | 0.1 | 0.3 | 0.8 | 1.3 | 1.8 | 3.5 |
| Watsons | | | | 2.3 | 1.8 | 4.1 | 0.8 | 0.3 |
| International / Other | | | | 0.0 | 0.1 | 0.1 | 0.4 | 0.0 |
| ***Total TRU NIAGEN*** | ***0.0*** | ***0.0*** | ***0.1*** | ***2.6*** | ***2.7*** | ***5.5*** | ***3.0*** | ***3.7*** |
| NIAGEN Ingredient | 10.8 | 1.0 | 2.0 | 1.8 | 3.0 | 7.8 | 1.3 | 1.9 |
| ***NIAGEN Relate Revenues*** | ***10.8*** | ***1.0*** | ***2.1*** | ***4.4*** | ***5.7*** | ***13.2*** | ***4.3*** | ***5.7*** |
| Other Ingredients | 6.0 | 1.1 | 0.9 | 0.7 | 0.7 | 3.4 | 1.1 | 0.9 |
| CORE | 4.9 | 1.3 | 1.2 | 1.0 | 1.1 | 4.6 | 1.2 | 1.2 |
| ***Total Net Sales*** | ***21.7*** | ***3.4*** | ***4.2*** | ***6.1*** | ***7.5*** | ***21.2*** | ***6.6*** | ***7.8*** |

| *YOY Growth Rate - Net Sales* | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| *Total Company* | 21% | -42% | -43% | 55% | 69% | -2% | 95% | 85% |
| *NIAGEN Related* | 27% | -68% | -48% | 204% | 158% | 22% | 337% | 168% |

## Q2 2018 Net Sales Up 85% to $7.8 Million, Fueled by Growth of TRU NIAGEN®

- TRU NIAGEN sales were 66% of total NIAGEN-related sales in Q2 2018
- NIAGEN-related sales in Q2 2018 grew 168% compared to Q2 2017
- NIAGEN-related sales in Q2 2018 were 73% of total sales, compared to 50% in Q2 2017



Q2 2018 Net Sales
(in millions)
$ 0.9
$ 1.2
$5.7
NIAGEN Ingredient
$1.9
TRU NIAGEN
$3.7
$ 7.8
Other Ingredients
Core
NIAGEN Related
Total



Q2 2017 Net Sales
(in millions)
$ 0.9
$ 1.2
$2.1
NIAGEN Ingredient
$2.0
$ 4.2
Other Ingredients
Core
NIAGEN Related
Total

## NIAGEN Related Sales – Q2 2017 vs. Q2 2018, +168%



(In millions)
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
Q2 2017
NIAGEN-Ingredient $2.0
50% of Total Sales
+168%
Q2 2018
34%
NIAGEN-Ingredient $1.9
66%
TRU NIAGEN $3.7
73% of Total Sales
NIAGEN-related Sales
NIAGEN-related Sales

# Q2 2018 Profit and Loss

| (In thousands, except EPS) | Second Quarter Q2 2018 | Q2 2017 | Q2 2018 v. Q2 2017 |
|---|---|---|---|
| **Net Sales** | $ 7,803 | $ 4,218 | 85% |
| **Gross Margin** | 3,846 | 2,109 | 70bps |
| as a % of Net Sales | 49% | 50% | |
| **Sales and Marketing** | 3,773 | 550 | $3,223 |
| as a % of Net Sales | 48% | 13% | |
| **Research and Development** | 1,414 | 850 | $564 |
| as a % of Net Sales | 18% | 20% | |
| **General and Administrative** | 6,596 | 2,613 | $3,983 |
| as a % of Net Sales | 85% | 62% | |
| **Other** | - | 746 | N/A |
| as a % of Net Sales | 0% | 18% | |
| **Total Operating Expenses** | 11,783 | 4,759 | $7,024 |
| as a % of Net Sales | 151% | 113% | |
| **Operating Loss from Continuing Operations** | (7,937) | (2,650) | ($5,287) |
| as a % of Net Sales | -102% | -63% | |
| **Loss from Discontinued Operations** | - | (78) | N/A |
| **Net Loss** | $ (8,050) | $ (2,764) | ($5,286) |
| as a % of Net Sales | -103% | -66% | |
| **EPS from Continuing Operations** | $ (0.15) | $ (0.06) | ($0.09) |

# Q2 2017 Operating Loss vs. Q2 2018



(in millions)
$ -
$ (2.0)
$ (4.0)
$ (6.0)
$ (8.0)
($2.6)
$1.8
($0.1)
($3.1)
($1.3)
($1.2)
($0.5)
($0.3)
($0.6)
($7.9)
2017 Q2 Operating Loss
Volume
Gross Margin Decline
Ecommerce Sales & Marketing
Legal
Equity Comp (G+A)
R&D Increase
IT
Other S, G+A
2018 Q2 Operating Loss

# 2018 First Half Net Cash Used in Operating Activities

| (In thousands) | Six Months June 2018 | June 2017 |
|---|---|---|
| Net loss | $ (16,493) | $ (4,893) |
| Share-based Compensation | 3,069 | 720 |
| Depreciation and Amortization | 383 | 354 |
| Changes in Working Capital | 2,504 | (1,943) |
| Net cash used in operating activities | (10,537) | (5,562) |
| Capital Expenditures | (1,274) | (479) |
| Free Cash Flow | (11,811) | (6,041) |
| Net Cash From Financing Activities | | |
| Capital Raise - Stock Issuance | - | 18,708 |
| Exercise of Options | 330 | 12 |
| Repurchase of Common Stock | (404) | - |
| Principal Payments on Capital Leases | (96) | (138) |
| Other Debt Costs | (19) | (42) |
| Net Change in Cash and Equivalents | $ (12,000) | $ 12,497 |

**Highlights**

- Changes in Working Capital improved, driven by change in A/P.

| | 2018 Δ | 2017 Δ | YOY Δ |
|---|---|---|---|
| A/R | $ 200 | $ 1,284 | $ (1,084) |
| Inventory | (730) | 179 | (909) |
| Prepaid expenses | (87) | (535) | 448 |
| A/P | 3,038 | (2,950) | 5,988 |
| Other accrued liabilities | 83 | 79 | 4 |
| | $ 2,504 | $ (1,943) | $ 4,447 |

# 2018 Outlook

- Significant growth in revenues
- Gross profit % of net sales continues to expand
- Investment spending ahead of revenue growth
  - Marketing
  - More focused R&D
  - Protecting/managing patent portfolio and trademarks
- Overall net losses and cash outflows to moderate in second half of the year
- Expected cash flow break even run rate for the company by the end of 2019 / early 2020
- Working capital expected to be positive source of cash of $3-5 million for full year 2018

# Contact Info

**Andrew Johnson**
*Director of Investor Relations*
T: +1.310.388.6706 Ext. 661
AndrewJ@chromadex.com
www.chromadex.com